UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of principal executive offices, including Zip Code)
(877) 202-2666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2025, the Board of Directors (the “Board”) of Finance of America Companies Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, increased the size of the Board to seven members and elected Andrew Essex and Cory Gardner to fill current vacancies, both effective March 19, 2025, to serve until the Company’s 2025 Annual Meeting of Stockholders and until the election and qualification of their respective successor, or death, resignation, disqualification or removal.

Additionally, the Board appointed (i) Mr. Gardner as a member of the Audit Committee of the Board, effective upon becoming a director, and (ii) Mr. Essex as a member of the Compensation Committee and Nominating and Corporate Governance Committee of the Board, effective upon becoming a director.

The Board has determined that each of Messrs. Essex and Gardner qualify as an independent director for service on the Board and the respective committees to which they were assigned under the listing standards of the New York Stock Exchange, the Company’s Corporate Governance Guidelines and rules of the Securities and Exchange Commission (“SEC”), as applicable.

Each of Messrs. Essex and Gardner (i) has no arrangements or understandings with any other person pursuant to which he was selected as a director and (ii) is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with their service on the Board and respective committees, as a non-employee director, each of Messrs. Essex and Gardner will be compensated on a prorated basis in accordance with the Company’s compensation policy for non-employee directors of the Board as described under “Director Compensation” in the Company’s Proxy Statement for its 2024 Annual Meeting of Stockholders, filed with the SEC on March 28, 2024, which description is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On March 20, 2025, the Company issued a press release announcing the appointments of Messrs. Essex and Gardner as new directors. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1*	Press Release, dated March 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Furnished Herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Date:	March 20, 2025	By:	/s/ Matthew A. Engel
Name: Matthew A. Engel
Title: Chief Financial Officer